StrategicStorageTrust, *inc*

The Smarter Way to Store!™

April 13, 2011 Hosted By H. MICHAEL SCHWARTZ Chairman and CEO 2011 First Quarter Report Exhibit 99.1

Disclaimer
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)
and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.
Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,”
“continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission.
We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered.
All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of our Annual
Report on Form 10-K for the Year Ended December 31, 2010.

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...The Smarter Way to Store!™

SmartStop
Self Storage
The Smarter Way to Store!
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Agenda 2010 Financials Portfolio Update Property Management Strategic Vision

2010 Financials 2010 Year-End Total Properties: 45 Total Units: 31,640 Net Rentable Sq. Ft.: 3,949,500 Total Assets: $307.4 Million (As of 3/31/2011) (61) (40,750) (5,072,300) (approx. $389M)

Distribution Yield
8%
7%
6%
5%
7%
7%
7%
2008
2009
2010

Historical Annual Distribution Yield*
2010 Financials
* Distributions are declared quarterly by the Board of Directors. During the offering period, a substantial portion of distributions may be funded  by offering proceeds or borrowings, some of which may constitute a return of capital. Future distribution declarations are at the sole discretion of the Board of Directors.

Assets (Millions)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
$0.2
$2.8
$13.2
$19.8
$34.1
$50.6
$185.2
$203.7
$220.3
$242.6
$289.0
$307.4
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

Total Assets by Quarter 2010 Financials

Revenue (in Millions)
0
1
2
3
4
5
6
7
8
$0.02
$0.3
$0.6
$0.8
$1.8
$4.7
$5.2
$6.3
$6.9
$7.8
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4

Total Revenues by Quarter 2010 Financials

$200,000
$150,000
$100,000
$50,000
0
$152,930
$145,822
$72,757
$58,095
$16,313
$22,671
$29,116
$21,177
$14,527
$16,992
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

Cash ($)
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
0
$204,248
$2,312,800
$1,242,357
$2,614,632
$7,488,695
$14,957,760
$7,552,950
$23,778,458
$18,019,878
$15,007,557
$56,877,587
$6,438,091
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

G&A Per Property by Quarter 2010 Financials Cash on Hand by Quarter

Maturing Debt
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
0
$6,084,313
$8,679,971
$1,404,411
$8,287,214
$4,397,215
2011
2012
2013
2014
2015

Debt Maturities Next 5 Years* 2010 Financials * Includes Amortization

85.00%
80.00%
75.00%
78.8%
78.8%
79.3%
80.2%
76.3%
78.1%
12/31/08
12/31/09
12/31/10
All Facilities
Non Lease-up Facilities

Historical Annual Occupancy 2010 Financials

88.00%
86.00%
84.00%
82.00%
80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
76.9%
76.5%
82.6%
85.8%
80.5%
82.8%
79.3%
79.4%
3/31
6/30
9/30
12/31
2009
2010

Same Store Occupancy by Quarter 2010 Financials

Portfolio Highlights (as of 03/31/2011) Properties: 61 Net Rentable SF: 5,072,300 Total Units: 40,750 States: 16 Ontario, Canada: 2 Portfolio Update

60
55
50
45
40
35
30
25
20
15
10
5
0
New Acquisitions
Existing
2
3
1
2
6
3
3
8
2
6
24
16
8
26
2
24
29
3
26
34
5
29
35
1
34
45
10
35
61
16
45
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1

SmartStop
Self Storage
1135

Wholly Owned Properties by Quarter Portfolio Update

5,500,000
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Sq. Ft.
196,500
407,500
536,000
2,188,350
2,343,550
2,533,300
2,902,800
3,025,500
3,949,500
5,072,300
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

Net Rentable Square Feet by Quarter Portfolio Update

Square Footage by State (as of 03/31/2011) 9.38% 4.16% 7.3% 4.79% 11.07% 18.4% 2.85% 1.31% 5.18% 1.29% 1.98% 7.91% .97% 4.95% 3.06% 11.87% 3.53% Portfolio Update

2011 First Quarter Acquisitions
Portfolio Update
* Acquired through acquisition of 100% of the ownership interests in Self Storage I, DST.
(1) Amount of units and square footage when construction is completed.
Property Approx. Units Approx. Rentable Sq. Ft. (net)
1 Concord – NC* 530 56,200
2 Hickory – NC* 600 70,600
3 Morganton – NC* 450 52,100
4 El Paso II – TX* 520 72,900
5 El Paso III – TX* 750 81,200
6 El Paso IV – TX* 510 67,400
7 El Paso V – TX* 420 60,500
8 Dallas – TX * 660 131,000
9 Lawrenceville I – GA* 500 73,500
10 Lawrenceville II – GA* 500 60,600
11 Mississauga – Ontario – Canada 800
(1)
101,000
(1)
12 El Paso I – TX 290
(1)
40,800
(1)
13 Las Vegas VII – NV 720 58,400
14 Las Vegas VIII – NV 510 60,600
15 SF Bay Area – Morgan Hill – CA 490 61,000
16 SF Bay Area – Vallejo – CA 860 75,000
Total 9,110 1,122,800

Potential Acquisitions*
Portfolio Update
Property Acquisition Price Approx. Units Approx. Rentable Sq. Ft. (net)
1 SF Bay Area – San Lorenzo – CA $2,850,000 640 62,000
2 SF Bay Area – Gilroy – CA $6,560,000 610 63,500
3 Las Vegas V – NV $4,600,000 790 69,000
4 Ladera Ranch – CA $20,900,000
(1)
980 102,000
5 Neptune – NJ $3,760,000 530 54,500
6 Peachtree City – GA $5,290,000 670 123,400
7 Buford – GA $2,500,000 520 68,900
8 Jonesboro – GA $2,440,000 730 106,400
9 Ellenwood – GA $2,260,000 300 40,700
10 Marietta II – GA $2,620,000 480 61,200
11 Collegeville – PA $3,030,000 540 58,400
12 Skippack – PA $2,340,000 390 56,300
13 Ballston Spa – NY $5,030,000 690 82,800
14 Trenton – NJ $7,620,000 660 85,100
15 Fredericksburg – VA $4,180,000 630 59,600
16 Sandston – VA $6,720,000 680 78,100
Total $82,700,000 9,840 1,171,900
*There can be no assurance that we will complete the acquisition of any of these properties. In some circumstances, if we fail to complete the acquisitions, we may forfeit our earnest money. Other properties may be identified in the future that we may acquire prior to or instead of these properties. Due to the considerable conditions to the consummation of these acquisitions, we cannot make any assurances that the closings are probable.
(1) Includes an adjoining parcel of vacant land, which has an acquisition price of approximately $3,900,000.

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Storage should be stress-free. Which is why we do everything we can to make it easier for you. Our tools, such as Inventory List and Space Estimator help you keep track of your valuables as well as help you determine the right size unit for your needs. Click on the links below to learn more about "The SmartStop Way".
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Property Management Integrated Marketing Strategy Online, phone and walk-in customers

Online
New website launch improves customer service
Pay Per Click (PPC) campaign
Generate leads
Improve brand recognition
Search Engine Optimization (SEO) process
Gain dominant position in natural listings
Take advantage of minimal cost per prospect
Social media sites
Mobile-friendly version
Property Management
www.smartstopselfstorage.com

SmartStop™
Self Storage
...The Smarter Way to Store!™

Phone
New “print” Yellow Page and “internet” Yellow
Page campaigns
Partnership with OpenTech Alliance for national
rental call center
Expanded business hours with high quality
agents
Property Management
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Walk-in
Strategically position brand on building exteriors,
interiors and on available signage
23 Properties are now branded
5 more properties are scheduled to be
completed in the near term
10 additional properties have permits, of these 5
already have temporary signage
Branded our own small fleet of trucks
Property Management

Economies of Scale Real economies for self storage More than any other asset class Property Management

Strategic Vision

THE WALL STREET JOURNAL. ABREAST OF THE MARKET
Bonds Flash an Inflation Alert
Jump in Treasury Yields Signals Market's Fear Fed Isn't Acting Quickly
Article
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BY MARK GONGLOFF
The U.S. bond market has begun sending a message that inflation risks are rising and Federal Reserve may be too slow to act, potentially marking a significant turning point economic recovery.
In the past week, Treasury-bond yields have jumped to their highest levels since last Yields on 10-year Treasurys surpassed 3.5% and 30-year yields broke through 4.7%, makes some worry could mean rates will march even higher.
Long-term rates have been gradually moving higher in response to an improving economy and rising commodity prices. But in recent days the increases in yields accelerated, a move ...
USA TODAY Retail
Wal-Mart CEO Bill Simon expects inflation
By Jayne O'Donnell, USA TODAY
Play Video
CEO Bill Simon discusses Wal-Mart and the economy
U.S. consumers face "serious" inflation in the months ahead for clothing, food and other
THE BUSINESS JOURNAL
IT'S GOOD!
NOW, GET INTO THIS.
Builder Barometer finds inflation fears
Builders in North and South Carolina see overall conditions as stable but they're worried about rising inflation, according to the latest Carolinas Associated General Contractors Construction Barometer report.
The barometer combines contractor market perceptions with economic data to produce a trend line measuring the overall health of the commercial construction industry.
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Bill Gross, who runs the world's biggest bond fund at Pacific
Investment Management Co. (PIMCO), said Treasuries
"have little value" and the U.S. faces an inflation threat.
–
Bloomberg, March 31, 2011

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Strategic Vision
$1,080.00
(Million)
$631.58
(Million)
$1,730.00
(Million)
$881.40
(Million)
$953.28
(Million)
$724.22
(Million)
$18,710.00
(Million)
$5,280.57
(Million)
PUBLICLY TRADED SELF STORAGE REITS
PUBLIC NON-TRADED SELF STORAGE REIT
(1) Wall Street Journal 4/7/11
(2) Wall Street Journal 12/31/10
Market Cap
(1)
Book Value
(2)

ISS 2011 Top-Operators List

12. Strategic Storage Holdings LLC
Founded: 2004
Type: Owner
President: H. Michael Schwartz
Website: www.smartstopselfstorage.com
Facilities: 74
Square Feet: 6,040,000
Number of Units: 49,900
Operating Names: Smartstop, Strategic Storage Trust, Various
Expansion Plans: Continue to professionally manage properties and expand portfolio through aquisitions.

SmartStop Self Storage

Strategic Storage Holdings, LLC Ranks # 12 Inside Self Storage 2011 Top-Operators List April, 2011 Issue Strategic Vision

StrategicStorageTrust, inc
We store America's goods!®

H. MICHAEL SCHWARTZ Chairman and CEO Strategic Storage Trust, Inc. Questions and Answers

StrategicStorageTrust, inc

The Smarter Way to Store!™

April 13, 2011 Hosted By H. MICHAEL SCHWARTZ Chairman and CEO 2011 First Quarter Report